Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2022	Sep. 30, 2021
Goodwill and Intangible Assets, Net [Abstract]
2023	$ 53,213
2024	43,721
2025	39,759
2026	23,334
2027	10,893
Thereafter	7,392
Total	$ 178,312	$ 259,032